UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

                The Annual Report to Stockholders is filed herewith.

Western Asset Municipal Partners Fund Inc. (MNP)

ANNUAL REPORT

DECEMBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Municipal Partners Fund Inc.

Annual Report • December 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	14

	Statement of Operations	15

	Statements of Changes in Net Assets	16

	Financial Highlights	17

	Notes to Financial Statements	18

Fund Objective	Report of Independent Registered Public Accounting Firm	25

The Fund’s primary investment objective	Board Approval of Management and Subadvisory Agreements	26
is to seek a high level of current income
which is exempt from regular federal	Additional Information	31
income taxes,* consistent with the
preservation of capital. As a secondary	Annual Chief Executive Officer and Chief Financial Officer Certifications	35
investment objective, the Fund intends to
enhance portfolio value by purchasing tax	Dividend Reinvestment Plan	36
exempt securities that, in the opinion of
the investment manager, may appreciate	Important Tax Information	38
in value relative to other similar
obligations in the marketplace.

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In

Western Asset Municipal Partners Fund Inc.	I

its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices  higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended December 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 3.36% and 6.97%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal

II	Western Asset Municipal Partners Fund Inc.

year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On November 19, 2007, the Board of Directors of Western Asset Municipals Partners Fund Inc. approved changes, to be effective on December 19, 2007, to non-fundamental investment policies relating to the types of securities in which the Fund may invest.

These changes, which are further described below, are expected to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, but the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

Under the Fund’s amended non-fundamental investment policies recommended by Fund management and approved by the Board of Directors, the Fund may invest in lease obligations. Previously, as a matter of operating policy, the Fund limited its investment in lease obligations to 10% of the Fund’s total assets.

Investments in these types of securities, and other types of securities that are permissible under the amended non-fundamental investment policies, may involve additional risk.

As a result of the amendment to the Fund’s non-fundamental investment policies, the Fund may invest in participations in lease obligations or installment purchase contract obligations (“lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has

Western Asset Municipal Partners Fund Inc.	III

not yet developed the depth of marketability associated with more conventional securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

On January 17, 2007, the Fund, in accordance with its tender offer for up to 259,070 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.42 per share (98% of the net asset value per share of $14.71). These shares represented 5% of the Fund’s then outstanding shares.

Auction Rate Cumulative Preferred Stock

Subsequent to the year-end of the Fund, the Auction Rate Preferred Stock (“ARPS”) market experienced difficulties due to an imbalance between demand for and supply of such securities. This resulted in a large number of failed auctions within this sector, including the outstanding ARPS issued by the Fund. A “failed auction” occurs when there are not enough buyers to match with sellers. At that point, preferred shareholders who wish to sell may not be able to do so until an auction occurs where a sufficient number of buy orders are submitted. As a result of a failed auction, the issuer pays a rate, called “the maximum rate,” as compensation to the preferred holders who then typically must wait until the next auction for another attempt to sell securities. At current rates, management believes that maintaining the existing level of leverage is in the best interest of the Fund and its common shareholders; however, the cost of leverage may vary and management continues to evaluate the desirability of maintaining leverage for the Fund.

A failed auction does not constitute an event of default and therefore did not impact the credit ratings of the ARPS issued by the Fund.

The Fund issued a press release on February 19, 2008 and more detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

IV	Western Asset Municipal Partners Fund Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 20, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Municipal Partners Fund Inc.	V

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

The municipal bond market also experienced periods of volatility and lagged its taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexv, returned 3.36% during the one-year period ended December 31, 2007. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned 6.97% over the same period.

Performance Review

For the 12 months ended December 31, 2007, Western Asset Municipal Partners Fund Inc. returned 2.74% based on its net asset value (“NAV”)vii and -2.22% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.36% and the Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averageviii returned -0.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the 12-month period, the Fund made distributions to common shareholders totaling $0.63 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2007. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alterative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	1

Performance Snapshot as of December 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$14.55 (NAV)	2.74%
$13.24 (Market Price)	-2.22%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Our concentration in higher-quality issuers was a significant positive contributor to performance. This was especially helpful in the second half of the reporting period as credit spreads widened due to a flight to quality in Treasurys and as concerns increased about companies that insure municipal bonds (also known as monoline insurers). During the period, we focused much of our time on tactical yield curveix trades and hedging strategies to opportunistically take positions that we believed represented value, without selling longer, higher-yielding positions. Finally, we benefited by selectively adding some lower-quality issues to generate incremental yield after the severe sell-off in August when credit spreads had hit their high point for the year.

What were the leading detractors from performance?

A. The Fund had only a small allocation to municipal securities with maturities of seven years or less. This proved to be somewhat of a drag on performance as this was the best performing part of the municipal yield curve during the reporting period. The structure of the portfolio was generally positioned in longer-term securities, such as those with 20 plus year maturities. The underperformance of this part of the municipal yield curve detracted from results. The Fund’s underweight to pre-refundedx bonds was a negative as this was the best performing sector during the year given the spread widening that occurred in the fixed-income markets.

Q.    Were there any significant changes to the Fund during the reporting period?

A. Although there were no significant changes to the Fund’s positioning over the period, there were changes to the Fund’s benchmark and non-fundamental investment policies, as described in the Letter from the Chairman. These changes, noted under the “Special Shareholder Notices,” are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address developments in the market.

2	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal Partners Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the federal alterative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

4	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*   A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a prefunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	5

Schedule of Investments (December 31, 2007)

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

Face Amount	Security	Value
MUNICIPAL BONDS — 98.1%
Arizona — 1.2%
$2,855,000	Glendale, AZ, Transportation Excise Tax Revenue, MBIA, 5.000% due 7/1/28	$2,984,588
California — 11.1%
1,000,000	California EFA Revenue, College & University Financing Program, 5.000% due 2/1/26	945,310
	California State, GO:
3,040,000	5.125% due 6/1/24 (a)	3,239,059
35,000	Unrefunded Balance, 5.125% due 6/1/24	36,655
5,000,000	Various Purpose, 5.000% due 11/1/37	5,034,450
5,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, FSA, 5.000% due 7/1/35	5,196,350
6,000,000	Metropolitan Water District of Southern California Waterworks Revenue, 5.000% due 7/1/37	6,296,100
1,000,000	Mojave Water Agency, Improvement California District M, GO, Refunding, Electric of 1990-Morongo Basin, AMBAC, 5.000% due 9/1/18	1,086,550
2,000,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/26	2,033,460
2,500,000	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA, 5.000% due 9/1/30	2,567,050
	Total California	26,434,984
Colorado — 4.1%
	Colorado Health Facilities Authority Revenue:
4,350,000	Poudre Valley Health Care, 5.000% due 3/1/25	4,170,650
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35 (b)	5,003,200
495,000	Colorado Springs, CO, Hospital Revenue, 6.375% due 12/15/30 (a)	543,188
	Total Colorado	9,717,038
Florida — 3.3%
2,000,000	Florida State Department of Environmental Protection, Preservation Revenue, Florida Forever, AMBAC, 5.000% due 7/1/21	2,138,840
4,950,000	Florida State Department of Transportation, Turnpike Revenue, FSA, 4.500% due 7/1/34	4,760,960
1,000,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27 (c)	921,060
	Total Florida	7,820,860
Hawaii — 0.9%
2,000,000	Hawaii State Airport System Revenue, FGIC, 6.000% due 7/1/19 (d)	2,101,640
Illinois — 12.8%
	Chicago, IL, Midway Airport Revenue, MBIA:
2,000,000	5.500% due 1/1/29	2,013,080
3,750,000	5.625% due 1/1/29 (d)	3,772,500
5,000,000	Chicago, IL, Park District, GO, Refunding, FGIC, 5.000% due 1/1/29	5,180,000

See Notes to Financial Statements.

6	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Illinois — 12.8% (continued)
$1,000,000	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC, 5.250% due 12/1/18	$1,115,280
1,500,000	Cook County, IL, Community College District No. 524 Moraine Valley, GO, MBIA, 5.000% due 12/1/25	1,585,230
2,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	2,158,380
	Illinois Health Facilities Authority Revenue:
1,000,000	Healthcare Systems, 6.500% due 1/24/08 (b)	1,000,000
1,500,000	Refunding, Lutheran General Health System, 7.000% due 4/1/14	1,725,900
1,850,000	Refunding, SSM Health Care, MBIA, 6.550% due 6/1/13 (e)	2,140,172
2,000,000	Servantoor Project, FSA, 6.000% due 8/15/12 (e)	2,187,120
605,000	South Suburban Hospital Project, 7.000% due 2/15/18 (e)	717,754
5,000,000	Illinois Municipal Electric Agency Power Supply, FGIC, 5.000% due 2/1/35	5,109,650
1,500,000	Illinois State, GO, First Series, FSA, 5.500% due 5/1/16	1,701,570
	Total Illinois	30,406,636
Indiana — 3.2%
	Indiana Bond Bank Revenue:
1,285,000	5.000% due 8/1/23	1,317,536
715,000	5.000% due 8/1/23 (a)	754,697
2,390,000	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, AMBAC, 5.000% due 5/1/35	2,398,580
3,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,057,960
	Total Indiana	7,528,773
Iowa — 0.5%
1,000,000	Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16 (a)	1,079,860
Kansas — 0.6%
1,430,000	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, 6.250% due 12/1/28	1,508,893
Maryland — 5.3%
	Maryland State Health & Higher Educational Facilities Authority Revenue:
3,000,000	Carroll County General Hospital, 6.000% due 7/1/37	3,057,900
2,500,000	Suburban Hospital, 5.500% due 7/1/16	2,664,175
	University of Maryland Medical Systems:
1,000,000	6.750% due 7/1/30 (a)	1,095,650
1,000,000	6.000% due 7/1/32 (a)	1,114,710
	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC:
2,500,000	5.500% due 4/1/15 (d)	2,678,275
2,000,000	5.500% due 4/1/16 (d)	2,133,640
	Total Maryland	12,744,350

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	7

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Massachusetts — 3.7%
	Massachusetts State HEFA Revenue, Partners Health:
$2,405,000	5.750% due 7/1/32 (a)	$2,629,266
95,000	5.750% due 7/1/32	100,812
	Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program:
4,665,000	5.750% due 8/1/29	4,856,079
1,155,000	5.750% due 8/1/29 (a)	1,214,563
	Total Massachusetts	8,800,720
Michigan — 3.8%
1,000,000	Detroit, MI, City School District, GO, School Building & Site Improvement, FGIC, 5.500% due 5/1/17 (a)	1,104,830
	Michigan State, Hospital Finance Authority Revenue:
5,000,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	4,814,900
3,000,000	Trinity Health, 5.375% due 12/1/30	3,077,250
	Total Michigan	8,996,980
Missouri — 1.2%
2,500,000	Missouri State Highways & Transit Commission, State Road Revenue,	2,770,050
	Second Lien, 5.250% due 5/1/20
New Hampshire — 0.0%
70,000	New Hampshire State HFA, Single-Family Residential Revenue, 6.800% due 7/1/15 (d)	70,904
New Jersey — 8.0%
	New Jersey EDA:
2,500,000	Motor Vehicle Surcharges Revenue, MBIA, 5.250% due 7/1/16	2,734,900
5,150,000	PCR, Revenue, Public Service Electric and Gas Co. Project, MBIA, 6.400% due 5/1/32 (d)	5,200,985
5,450,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, FGIC, 6.875% due 11/1/34 (d)	5,524,938
4,215,000	New Jersey Environmental Infrastructure Trust, Refunding, 5.000% due 9/1/19	4,671,105
1,000,000	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	1,030,950
	Total New Jersey	19,162,878
New York — 10.4%
2,415,000	Long Island Power Authority, NY, Electric System Revenue, Gen, 5.000% due 12/1/35	2,476,607
500,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care	500,000
	Retirement, Amsterdam at Harborside, 6.700% due 1/1/43
	New York City, NY:
	GO:
1,980,000	6.000% due 5/15/30 (a)	2,131,510
20,000	6.000% due 5/15/30	21,185
2,000,000	5.000% due 12/1/33	2,032,640

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
New York — 10.4% (continued)
	Municipal Water Finance Authority, Water & Sewer Systems Revenue:
$1,000,000	5.125% due 6/15/31	$1,039,600
4,000,000	5.000% due 6/15/37	4,127,960
	TFA Revenue:
635,000	Future Tax Secured, 5.500% due 11/15/17 (a)	700,380
5,115,000	Unrefunded Balance, Future Tax Secured, 5.500% due 11/15/17	5,574,173
5,365,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue,
	Non State Supported Debt, AMBAC, 5.500% due 5/15/30	6,116,368
	Total New York	24,720,423
North Carolina — 0.5%
1,200,000	North Carolina Medical Care Commission Health Care Facilities Revenue,
	Novant Health Obligation Group, 5.000% due 11/1/39	1,189,716
Ohio — 2.4%
5,000,000	Ohio State Water Development Authority, PCR, Refunding, Loan Fund,
	Water Quality, 5.250% due 12/1/18	5,661,450
Oregon — 0.5%
1,250,000	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health
	Systems, 5.250% due 10/1/18	1,318,100
Pennsylvania — 2.3%
	Philadelphia, PA:
	Gas Works Revenue, 7th Geneal Ordinance:
2,000,000	5.000% due 10/1/23	2,095,800
2,685,000	AMBAC, 5.000% due 10/1/17	2,912,285
500,000	School District, GO, FSA, 5.500% due 2/1/31 (a)	542,680
	Total Pennsylvania	5,550,765
Tennessee — 2.1%
4,700,000	Memphis-Shelby County, TN, Airport Authority Revenue, AMBAC,
	6.000% due 3/1/24 (d)	4,914,085
Texas — 11.4%
5,000,000	Aledo, TX, GO, ISD, School Building, PSF, 5.000% due 2/15/30	5,162,950
2,000,000	Board of Managers Guadalupe Joint County-City of Seguin Hospital Revenue,
	Guadalupe Regional Medical Center Project, 5.500% due 8/15/36	2,046,720
2,960,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue,
	Memorial Hermann Healthcare Systems, 5.250% due 12/1/18	3,081,656
3,000,000	Houston, TX, Utility System Revenue, Refunding, Combined First Lien, FSA,
	5.250% due 5/15/20	3,243,990
3,200,000	Lake Dallas, TX, GO, ISD, School Building, PSF, 5.000% due 8/15/34	3,288,736
1,000,000	Mesquite, TX, Independent School District No. 1, GO, Capital Appreciation, PSFG,
	zero coupon bond to yield 5.169% due 8/15/27	364,500
2,500,000	San Antonio, TX, Electric and Gas, Refunding, 5.000% due 2/1/17	2,689,200

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	9

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Texas — 11.4% (continued)
$2,000,000	Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Refunding, Texas Health Resources, 5.000% due 2/15/21	$2,060,460
5,000,000	Texas State Turnpike Authority Revenue, First Tier, AMBAC, 5.500% due 8/15/39	5,328,600
	Total Texas	27,266,812
Virginia — 1.3%
2,915,000	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue,
	Convention Center Expansion Project, 6.125% due 6/15/20 (a)	3,146,772
Washington — 7.5%
2,900,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1,
	Construction Revenue, AMBAC, 5.450% due 7/1/37 (d)	2,961,045
2,395,000	King County, WA, GO, Refunding, MBIA, 5.000% due 1/1/30	2,421,010
4,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, MBIA,
	5.000% due 3/1/30	4,138,440
4,650,000	Seattle, WA, GO, FSA, 5.750% due 12/1/28 (a)	4,923,094
2,400,000	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, MBIA, 5.125% due 7/1/17	2,469,120
1,000,000	Washington State, GO, Various Purpose, AMBAC, 5.000% due 7/1/19	1,067,580
	Total Washington	17,980,289
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $228,754,880)	233,877,566
SHORT-TERM INVESTMENTS — 1.9%
Colorado — 0.2%
400,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish
	Federation Bond Program, LOC-JPMorgan Chase, 3.750%, 1/2/08 (f)	400,000
Washington — 1.7%
4,100,000	Washington State Health Care Facilities Authority, Revenue, Multicare Health
	Systems, FSA, SPA-U.S. Bank NA, 3.760%, 1/2/08 (f)	4,100,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,500,000)	4,500,000
	TOTAL INVESTMENTS — 100.0% (Cost — $233,254,880#)	$238,377,566

(a) Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b) Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e) Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#   Aggregate cost for federal income tax purposes is $233,233,451.

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Abbreviations used in this schedule:

AMBAC	–	Ambac Assurance Corporation - Insured Bonds
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company - Insured Bonds
FSA	–	Financial Security Assurance - Insured Bonds
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
HFA	–	Housing Finance Authority
ISD	–	Independent School District
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation - Insured Bonds
MWRA	–	Massachusetts Water Resources Authority
PCR	–	Pollution Control Revenue
PSF	–	Permanent School Fund
PSFG	–	Permanent School Fund Guaranty
SPA	–	Standby Bond Purchase Agreement
TFA	–	Transitional Finance Authority

Summary of Investments by Industry*

Hospitals	18.8%
Water & Sewer	15.3
Transportation	13.8
Pre-Refunded/Escrowed to Maturity	12.3
Local General Obligation	11.4
Electric	9.5
Industrial Development	5.7
Special Tax	3.4
Leasing	3.0
Utilities	2.0
Other Revenue	1.8
Education	1.3
Resource Recovery	0.9
State General Obligation	0.8
100%

*       As a percentage of total investments. Please note that Fund holdings are as of December 31, 2007 and are subject to change.

Ratings Table† (unaudited)

S&P/Moody’s‡
AAA/Aaa	64.0%
AA/Aa	12.5
A	12.4
BBB/Baa	5.1
A-1/VMIG1	5.8
NR	0.2
100%

†   As a percentage of total investments.

‡   S&P primary rating; Moody’s secondary.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

12	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Bond Ratings (unaudited) (continued)

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	13

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $233,254,880)	$ 238,377,566
Cash	6,231
Interest receivable	3,511,155
Receivable for securities sold	5,000
Prepaid expenses	27,013
Total Assets	241,926,965
LIABILITIES:
Investment management fee payable	112,855
Distributions payable to Auction Rate Cumulative Preferred Stockholders	60,193
Directors’ fees payable	7,742
Accrued expenses	76,350
Total Liabilities	257,140
Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $50,000 per share) (Note 4)	85,000,000
Total Net Assets	$ 156,669,825

NET ASSETS:
Par value ($0.001 par value; 10,769,046 shares issued and outstanding; 100,000,000 common shares authorized)	$ 10,769
Paid-in capital in excess of par value	150,615,067
Undistributed net investment income	333,344
Accumulated net realized gain on investments and futures contracts	587,959
Net unrealized appreciation on investments	5,122,686
Total Net Assets	$156,669,825

Shares Outstanding	10,769,046
Net Asset Value	$14.55

See Notes to Finincial Statements.

14	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$8,354,414
EXPENSES:
Investment management fee (Note 2)	932,538
Reorganization fees	252,409
Auction Participation fees	141,118
Shareholder reports	64,045
Legal fees	56,194
Directors’ fees	45,717
Transfer agent fees	40,341
Audit and tax	34,386
Stock exchange listing fees	20,112
Registration fees	4,080
Insurance fees	3,404
Custody fees	642
Miscellaneous expenses	24,789
Total Expenses	1,619,775
Net Investment Income	6,734,639
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	320,823
Futures contracts	589,104
Net Realized Gain	909,927
Change in Net Unrealized Appreciation/Depreciation	(1,381,509)
Net Loss on Investments and Futures Contracts	(471,582)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From:
Net Investment Income	(2,339,781)
Net Realized Gains	(63,021)
Total Distributions Paid to Auction Rate Preferred Stockholders	(2,402,802)
Increase in Net Assets From Operations	$3,860,255

See Notes to Finincial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	15

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$ 6,734,639	$ 4,951,566
Net realized gain (loss)	909,927	(45,683)
Change in net unrealized appreciation/depreciation	(1,381,509)	(149,966)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(2,339,781)	(1,356,200)
Net realized gains	(63,021)	(10,673)
Increase in Net Assets From Operations	3,860,255	3,389,044
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,529,062)	(4,260,337)
Net realized gains	(130,596)	(17,529)
Decrease in Net Assets From Distributions to Common Shareholders	(4,659,658)	(4,277,866)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (259,070 and 575,710 tender shares, respectively) (Note 8)	(3,735,789)	(8,209,625)
Net assets of shares issued in connection with merger (Note 5)	84,576,172	—
Increase (Decrease) in Net Assets From Fund Share Transactions	80,840,383	(8,209,625)
Increase (Decrease) in Net Assets	80,040,980	(9,098,447)
NET ASSETS:
Beginning of year	76,628,845	85,727,292
End of year*	$156,669,825	$76,628,845

*Includes undistributed net investment income of:	$333,344	$213,642

See Notes to Finincial Statements.

16	Western Asset Municipal Partners Fund Inc.	2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2007(1)		2006(1)		2005		2004	2003
Net Asset Value, Beginning of Year	$14.79		$14.89		$15.33		$15.52	$15.35
Income (Loss) From Operations:
Net investment income	0.89		0.90		0.92		0.93	0.95
Net realized and unrealized gain (loss)	(0.20)		(0.01)		(0.32)		(0.12)	0.13
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(0.31)		(0.25)		(0.17)		(0.08)	(0.07)
Net realized gains	(0.01)		(0.00	)(2)	(0.00	)(2)	(0.01)	—
Total Income From Operations	0.37		0.64		0.43		0.72	1.01
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.62)		(0.77)		(0.84)		(0.84)	(0.84)
Net realized gains	(0.01)		(0.00	)(2)	(0.03)		(0.07)	—
Total Distributions Paid to Common Stock Shareholder	(0.63)		(0.77)		(0.87)		(0.91)	(0.84)
Increase in Net Asset Value Due to Shares Repurchased in Tender Offer	0.02		0.03		—		—	—
Net Asset Value, End of Year	$14.55		$14.79		$14.89		$15.33	$15.52
Market Price, End of Year	$13.24		$14.19		$13.60		$13.45	$14.00
Total Return, Based on NAV(3)(4)	2.74%		4.68%		2.85%		4.82%	6.78%
Total Return, Based on Market Price(4)	(2.22)%		10.22%		7.64%		2.68%	11.07%
Net Assets, End of Year (000s)	$156,670		$76,629		$85,727		$88,262	$89,364
Ratios to Average Net Assets:(5)
Gross expenses	1.48	%(6)	1.41%		1.30%		1.32%	1.32%
Net expenses	1.48	(6)	1.41	(7)	1.30		1.32	1.32
Net investment income	6.15		6.09		6.07		6.05	6.17
Portfolio Turnover Rate	47%		18%		40%		38%	57%
Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$85,000		$40,000		$40,000		$40,000	$40,000
Asset Coverage Per Share	142,159		145,786		157,159		160,328	161,705
Involuntary Liquidating Preference Per Share(8)	50,000		50,000		50,000		50,000	50,000
Average Market Value Per Share(8)	50,000		50,000		50,000		50,000	50,000
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)	Excludes accumulated and unpaid distributions.

See Notes to Finincial Statements.

Western Asset Municipal Partners Fund Inc.	2007 Annual Report	17

Notes to Financial Statements

1.              Organization and Significant Accounting Policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

18	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(c) Concentration of Credit Risk. Since the Fund invests a portion of its assets in obligations of issuers within a single state, it may be subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting that state.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are generally declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$252,409	—	$(252,409)
(b)	1,497	$(1,497)	—
(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	19

Notes to Financial Statements (continued)

2.              Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 79,319,039
Sales	85,486,015

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 6,645,209
Gross unrealized depreciation	(1,501,094)
Net unrealized appreciation	$ 5,144,115

4. Auction Rate Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund now has 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable

20	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The dividend rates on the Preferred Stock during the year ended December 31, 2007 ranged from 3.250% to 6.150%. The weighted average dividend rate for the year ended December 31, 2007 was 3.920%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5. Transfer of Net Assets

On July 20, 2007, the Fund acquired the assets and liabilities of Western Asset Municipal Partners Fund II Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund
Western Asset Municipal Partners Fund II Inc.	5,846,732	$84,576,172

Total net assets of the Fund before the reorganization were $71,203,522.

As part of the reorganization, shareholders of Western Asset Municipal Partners Fund Inc. II received 0.973323 shares.

The total net assets of Western Asset Municipal Partners Fund II Inc. before acquisition included unrealized appreciation of $1,531,932 and accumulated net realized loss of $100,148. Total net assets of the Fund immediately after the transfer were $155,779,694. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	21

Notes to Financial Statements (continued)

6. Distributions Subsequent to December 31, 2007

Common Stock Distributions. On November 19, 2007, the Board of Directors of the Fund declared common stock distributions from net investment income, each in the amount of $0.05 per share, payable on January 25, 2008 and February 29, 2008 to shareholders of record on January 18, 2008 and February 22, 2008, respectively.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Tax-Exempt Income to Common Shareholders	$4,529,062	$4,260,249
Tax-Exempt Income to Auction Rate Cumulative Preferred Stockholders	2,339,781	1,356,200
Total Tax-Exempt Distributions	$6,868,843	$5,616,449
Ordinary Income to Common Shareholders	$ 29,959	$ —
Ordinary Income to Taxable Auction Rate Cumulative Preferred Stockholders	14,459	—
Net Long-term Capital Gains to Common Shareholders	100,637	17,617
Net Long-term Capital Gains Taxable Auction Rate Cumulative Preferred Stockholders	48,562	10,673
Total Taxable Distributions	$ 193,617	$ 28,290
Total Distributions Paid	$7,062,460	$5,644,739

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 320,908
Undistributed ordinary income — net	159,644
Undistributed long-term capital gains — net	406,886
Total undistributed earnings	$ 887,438
Other book/tax temporary differences (a)	12,436
Unrealized appreciation/(depreciation) (b)	5,144,115
Total accumulated earnings/(losses) — net	$6,043,989

During the taxable year ended December 31, 2007, the Fund utilized a capital loss carryover of $152,770 of which $109,760 was transferred to the Fund as a result of the reorganization discussed in Note 5 and $43,010 was available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

22	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

8. Tender Offer

On January 17, 2007, the Fund, in accordance with its tender offer for up to 259,070 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.42 per share (98% of the net asset value per share of $14.71). These shares represent 5% of the Fund’s then outstanding shares.

***

Subsequently, on January 15, 2008, the Fund, in accordance with its tender offer for up to 538,453 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.62 per share (98% of the net asset value per share of $14.91). These shares represent 5% of the Fund’s then outstanding shares. This transaction will be reflected in the 2008 financial statements.

***

In addition, if the Fund’s common shares have traded on the New York Stock Exchange at an average discount from net asset value of 5% or more as of the last trading day in each week during the last 12-weeks of the previous calendar quarter, the Fund will commence an additional tender for up to 5% of the then outstanding common shares of the Fund by the end of the second calendar quarter of 2008. Although the Board of Directors of the Fund has committed to commence this tender under the circumstances described, the Fund will not make such tender if certain market conditions exist that would make it detrimental to the Fund and its shareholders to commence the tender.

9. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

10. Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	23

Notes to Financial Statements (continued)

11. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

24	Western Asset Municipal Partners Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Municipal Partners Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Partners Fund Inc. as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Partners Fund Inc. as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Western Asset Municipal Partners Fund Inc. 2007 Annual Report	25

Board Approval of Management and Subadvisory Agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Municipal Partners Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information

26	Western Asset Municipal Partners Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged general municipal debt funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 3-, 5- and 10-year periods ended June 30, 2007 in each case was ranked in the fifth quintile among the three funds in the Performance Universe but that its performance for the 1-year period ended June 30, 2007 was ranked in the fourth quintile among the funds. The Board considered the Manager’s explanation of the

Western Asset Municipal Partners Fund Inc.	27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

underperformance relative to the Performance Universe. Among other things, the Manager noted that almost all funds in the Fund’s category held below investment grade securities but, prior to the first quarter of 2007, the Fund was prohibited from investing in below investment grade securities. According to the Manager, this prohibition impaired the Fund’s relative performance during the periods. The Manager further noted that, prior to a municipal debt “spread rally” which began in August 2003 and ended in July 2007, the Fund had been a top performer in its class. The Manager advised the Board that the Fund again was at the top of its Lipper category toward the end of the third quarter of 2007, although future performance cannot be guaranteed. The Board considered the Fund’s performance relative to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance was not such as to support a determination against continuation of the Management and Sub-advisory Agreements for an additional one-year period, especially in light of its recent improved performance.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and nine other closed-end preferred stock leveraged general municipal debt funds, as classified by Lipper, with assets ranging from the Fund’s $81.3 million to $197.0 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to a voluntary fee waiver implemented by the Manager and on a common assets only basis), was lower than the Expense Group median. The Lipper Expense Information showed that the Fund’s actual total expenses on a common assets basis ranked seventh and on a common and leveraged basis ranked eighth among the ten funds in the Expense Group. The Board considered that the Lipper Expense Information, as noted by Management and by Lipper in the Lipper Expense Information, did not reflect the effect of a merger between the Fund and the Western Asset Municipal Partners Fund II, Inc. in July 2007 but instead was based upon the operation of the Fund prior to the merger and the resulting addition of assets.

28	Western Asset Municipal Partners Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased over the period covered by the analysis. The Board noted that the profitability to the Manager and its affiliates in providing services to the Western Asset Municipal Partners Fund II, Inc. prior to its July 2007 merger with the Fund was comparable to the Fund profitability level and also had decreased during the period covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Western Asset Municipal Partners Fund Inc.	29

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that the Management Fee was below the median of management fees paid by the other funds in the Expense Group. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

30	Western Asset Municipal Partners Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Partners Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	22	Director of two registered investment companies advised by Blackstone Asia Advisors, LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

Western Asset Municipal Partners Fund Inc.	31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2003	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

32	Western Asset Municipal Partners Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

Western Asset Municipal Partners Fund Inc.	33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34	Western Asset Municipal Partners Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Municipal Partners Fund Inc.	35

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

36	Western Asset Municipal Partners Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Municipal Partners Fund Inc.	37

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2007 to common shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid an ordinary income distribution and a long-term capital gain distribution of $0.002782 and $0.009345 per share, respectively, to common shareholders of record on December 21, 2007.

Additionally, all of the distributions paid weekly by the Fund to municipal auction rate cumulative preferred shareholders qualify as tax-exempt interest dividends for Federal income tax purposes with the exception of the distribution paid on December 11, 2007. On December 11, 2007, the Fund paid a tax-exempt interest dividend, an ordinary income distribution and a long-term capital gain distribution of $21.90, $8.50 and $28.57 per share, respectively, to municipal auction rate cumulative preferred shareholders.

Please retain this information for your records.

38	Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson
Riordan Roett	AUCTION AGENT
Jeswald W. Salacuse	Deutsche Bank
60 Wall Street
OFFICERS	New York, New York 10005
R. Jay Gerken, CFA
President and	CUSTODIAN
Chief Executive Officer	State Street Bank and Trust
Company
Kaprel Ozsolak	225 Franklin Street
Chief Financial Officer and	Boston, Massachusetts 02110
Treasurer
TRANSFER AGENT
Ted P. Becker
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel
Secretary and Chief Legal Officer	59 Maiden Lane
New York, New York 10038
Thomas C. Mandia
Assistant Secretary	INDEPENDENT
REGISTERED PUBLIC
Albert Laskaj	ACCOUNTING FIRM
Controller	KPMG LLP
345 Park Avenue
Steven Frank	New York, New York 10154
Controller
LEGAL COUNSEL
WESTERN ASSET	Simpson Thacher &
MUNICIPAL PARTNERS	Bartlett LLP
FUND INC.	425 Lexington Avenue
55 Water Street	New York, New York 10017
32nd floor
New York, New York 10041	NEW YORK STOCK
EXCHANGE SYMBOL
MNP

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset Municipal Partners Fund Inc. Western Asset Municipal Partners Fund Inc. 55 Water Street 32nd floor New York, New York 10041

www.leggmason.com/individualinvestors

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices from shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 WASX010711 2/08 SR08-503

website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R.Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2006 and $42,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $13,500 in 2007. These services consisted of procedures performed in connection with Agreed upon Procedures for the calculations pursuant to the funds articles supplementary dated March 31, 1993 creating an auction of preferred shares (APS) as of October 31, 2006 and November 30, 2006 for Western Asset Municipal Partners Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal Partners Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,548 in 2006 that were performed by PwC and KPMG and $2,650 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Municipal Partners Fund Inc. were $0 in 2006 and $5,000 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of August 27, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal Partners Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Partners Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal Partners Fund Inc. and LMPFA, any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal Partners Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Municipal Partners Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal Partners Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and

WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Robert E. Amodeo Western Asset Management 620 Eighth Avenue New York, NY 10018	Since 1999

Executive Vice President of the fund; co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech	‡ 114 registered investment companies with $121.6 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in total assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Stephen A. Walsh	‡ 114 registered investment companies with $121.6 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Robert Amodeo	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in assets under management	20 Other accounts with $1.7 billion in total assets under management**

Joseph Deane	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in assets under management	20 Other accounts with $1.7 billion in total assets under management**

David Fare	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in assets under management	20 Other accounts with $1.7 billion in total assets under management**

*	Includes 95 accounts managed, totaling $32.7 billion, for which advisory fee is performance based.

**	Includes 1 account managed, totaling $341.6 million, for which advisory fee is performance based.

‡  The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers as of December 31, 2007.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	none
Stephen A. Walsh	none
Robert Amodeo	none
Joseph Deane	none
David Fare	none

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                                                NONE

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                                                                                                Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)(1)                                                                  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)                                                                  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)                                                                               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 6, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	March 6, 2008